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                                      SECURITIES AND EXCHANGE COMMISSION
                                           WASHINGTON, D.C. 20549

                                                 FORM 8-K


                                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                     DATE OF REPORT (Date of earliest event reported): November 5, 2004

                                           WILLIAMS SCOTSMAN, INC.
                          (Exact name of Registrant as specified in its Charter)



                                    Commission File Number: 033-68444




         Maryland                                  033-68444                               52-0665775
(State or other jurisdiction of             (Commission File Number)                    (I.R.S. Employer
incorporation or organization)                                                         Identification No.)

8211 Town Center Drive                                                                        21236
  Baltimore, Maryland                                                                       (Zip Code)
(Address of principal executive offices)

                                               (410) 931-6000
                             (Registrant's telephone number, including area code)

                                                     None
                (Former name, former address and former fiscal year - if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 5, 2004, Williams Scotsman, Inc. issued a press release announcing its results of operations for the three and nine-month periods ended September 30, 2004. A copy of the press release, including text and tables, is attached as
Exhibit 99.1 below to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

The Company  defines  Adjusted  EBITDA as earnings  before  deducting  interest, income taxes, depreciation, amortization and non-cash charges, including non-cash stock compensation charges. The Company utilizes Adjusted EBITDA when interpreting operating trends and results of operations of its core business operations. Accordingly, the Company believes that Adjusted EBITDA provides additional information with respect to its overall operating performance and its ability to incur and service debt, make capital expenditures and meet working capital requirements. However, Adjusted EBITDA should not be considered in isolation or as a substitute for cash flow from operating activities, net income or other measures of performance prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Because Adjusted EBITDA excludes some, but not all, items that affect net income and may vary among companies, the Adjusted EBITDA mentioned above may not be comparable to similarly titled measures of other companies.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          ( c ) Exhibits

          Exhibit          Description
          -------          -----------
          99.1             Press release dated November 5, 2004 (furnished
                           pursuant to Item 2.02)
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             WILLIAMS SCOTSMAN, INC.



                                             By:  /s/ Gerard E. Holthaus
                                                  ----------------------
                                                  Gerard E. Holthaus
                                                  Chief Executive Officer and
                                                  Acting Chief Financial Officer

Dated: November 5, 2004